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[CANADA NATIONAL FLAG]  Industry Canada

Certificate
of Amendment

Canada Business
Corporation Act.
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CAMPBELL RESOURCES INC.                                    135848-1


------------------------                                -----------------------
Name of corporation                                     Corporation number

I hereby certify that the articles of the above-named corporation were amended:

a)   under section 13 of the Canada Business Corporations Act in     [ ]
     accordance with the attached notice;

b)   under section 27 of the Canada Business Corporations Act as     [ ]
     set out in the attached articles of amendment designating a series of shares;

c)   under section 179 of the Canada Business Corporations Act as    [x]
     set out in the attached articles of amendment;

d)   under section 191 of the Canada Business Corporations Act as    [ ]
     set out in the attached articles of reorganization;



/s/                                            May 19, 2000
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Director                                       Date of Amendment

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[CANADA LOGO]
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Industry Canada                      FORM 4
                             ARTICLES OF AMENDMENT
Canada Business               (SECTION 27 OR 177)
Corporation Act

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1-Name of the Corporation                             2- Corporation No.

Campbell Resources Inc.                                  135848-1
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3- The articles of the above named corporation are amended as follows:

All of the authorized, issued and outstanding Common Shares are consolidated on the basis of one consolidated Common Share for every ten pre-consolidation Common Shares and any resulting fractional consolidated Common Shares are cancelled without any repayment of capital or other compensation whatsoever



























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Date               Signature                      Title

MAY 19, 2000       /s/ Lorna D. MacGillivray      Vice President Secretary and
                   Lorna D. MacGillivray          General Counsel
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                                                  For Department use only

[CANADA LOGO]                                     Filed    May 19, 2000